Supplement to Prospectus
The Intermediate Term Municipal Bond II Portfolio
Strategic Shares
Dated March 12, 2010 for
HC Capital Trust
The date of this Supplement is July 6, 2010
The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section on page 11 of the Prospectus under “Shareholder Information”:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Strategic Shares. HC Strategic Shares are available to investors for whom Hirtle Callaghan & Co., LLC provides Chief Investment Officer services.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Advisors Shares Prospectus for HC Capital Trust